UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 28, 2019

Novelion Therapeutics Inc.

(Exact Name of Registrant as specified in its charter)

British Columbia, Canada	000-17082	98-0455702
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Norton Rose Fulbright

1800 - 510 West Georgia Street, Vancouver, BC V6B 0M3 Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (877) 764-3131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, without par value	NVLN	the NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01  Other Events.

Nasdaq Matters

On August 28, 2019, Novelion Therapeutics Inc. (the “Company”) received a notice from the Nasdaq Hearings Panel (the “Panel”) granting a 15-calendar day stay, or until September 12, 2019, of the delisting of the Company’s common stock from The Nasdaq Stock Market in response to the Company’s request for a hearing. Upon expiration of the stay period, the Company’s common stock will be suspended from trading unless the Panel extends the stay of delisting pending the hearing. The hearing is currently scheduled for October 3, 2019.

Bankruptcy Proceedings

On May 20, 2019, as previously reported in the Company’s Current Report on Form 8-K, filed on May 21, 2019, (i) Aegerion Pharmaceuticals, Inc. and Aegerion Pharmaceuticals Holdings, Inc. (together, “Aegerion”), each a subsidiary of the Company, filed voluntary petitions under chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) and (ii) Aegerion entered into a Plan Funding Agreement (the “Plan Funding Agreement”) with Amryt Pharma Plc (the “Plan Investor”) setting forth the terms and conditions of the acquisition by the Plan Investor of 100 percent of the outstanding equity interests of the reorganized Aegerion Pharmaceuticals, Inc.

On August 22, 2019, as reflected in the Declaration of James Daloia of Prime Clerk LLC Regarding Solicitation of Votes and Tabulation of Ballots Cast on Debtors’ First Amended Joint Chapter 11 Plan, which was filed with the Bankruptcy Court, each of the three classes of creditors entitled to vote on Aegerion’s chapter 11 plan voted to accept the plan.  There is a hearing scheduled for September 5, 2019 at which Aegerion will seek an order of the Bankruptcy Court confirming the chapter 11 plan and authorizing Aegerion to close on the transactions contemplated thereunder.

Further, on August 22, 2019, the “go-shop” period established pursuant to the terms of the Plan Funding Agreement expired. During the “go shop” period, Aegerion did not receive any superior alternative transaction proposals.

Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2019

As previously reported, as a result of the bankruptcy proceedings, the Company analyzed and evaluated the appropriate accounting treatment of its investment in Aegerion and concluded that Aegerion’s financials should be deconsolidated from the Company’s financial statements (the “Deconsolidation”), commencing with the Company’s interim financial statements for the quarter ended June 30, 2019. As required, on August 12, 2019, the Company filed a Form 12b-25 with the Securities and Exchange Commission which reported that it would not be in a position to timely file its Quarterly Report on Form 10-Q for the quarter ended June 30, 2019 (“Form 10-Q”) because of the significant work required to effect the Deconsolidation and the other demands associated with the bankruptcy proceedings. The Company is diligently proceeding with its accounting efforts to effect the Deconsolidation and intends to file its Form 10-Q as soon as that work has been completed, which the Company currently expects will be in the fourth quarter of 2019.

Cautionary Information Regarding Trading in the Company’s Securities

The Company cautions that trading in the Company’s securities is highly speculative and poses substantial risks.   Trading prices for the Company’s securities may bear little or no relationship to the actual value realized, if any, by holders of the Company’s securities.  Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Forward Looking and Cautionary Statements

Certain statements in this Form 8-K constitute “forward-looking statements”  and “forward-looking information” within the meaning of applicable laws and regulations, including U.S. and Canadian securities laws. There can be no assurance that these forward-looking statements will be achieved, and actual results could differ materially from those suggested by the forward-looking statements. Therefore, the forward-looking statements in this Form 8-K should be considered in light of the risks and uncertainties that attend such statements, including, but not limited to, the Company’s ability to effect the Deconsolidation within the timeframe anticipated or at all, the Bankruptcy Court’s confirmation of the chapter 11 plan and authorization to close on the transactions contemplated thereunder, the delisting of the Company’s securities from The Nasdaq Stock Market and the success of any appeal or request for an extended stay associated therewith, the possibility that there will be no market for trading the Company’s securities or that trading will be suspended, as well as those risks identified in the Company’s Current Report on Form 8-K filed on May 21, 2019 (which, in addition to identifying important risks, also includes important information about the bankruptcy proceedings and related matters), which is available on the SEC’s website at www.sec.gov. If the Company’s common stock is delisted from Nasdaq, it may trade in the U.S. on the over-the-counter market, which is a less liquid market. In such case, the Company’s shareholders’ ability to trade, or obtain quotations of the market value of, the Company’s common stock would be severely limited because of lower trading volumes and transaction delays. The Company makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made, except as required by law.

Investors and others should note that the Company communicates with its investors and the public using the Company’s website www.novelion.com, including, but not limited to, company disclosures, investor presentations and FAQs, SEC filings, press releases, public conference call transcripts and webcast transcripts. The information that the Company posts on this website could be deemed to be material information. As a result, the Company encourages investors, the media and others interested to review the information that the Company posts there on a regular basis. The contents of the Company’s website shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novelion Therapeutics Inc.

By:	/s/ Michael Price
Name:	Michael Price
Title:	Executive Vice President & Chief Financial Officer

Date:  August 30, 2019